UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                          July 2, 2001 (June 25, 2001)
                        ---------------------------------
                Date of Report (Date of Earliest Event Reported)



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)



   Pennsylvania                      000-22026                   25-1407782
-------------------          ------------------------      ---------------------
(State or other              (Commission File Number)      (IRS Employer
  jurisdiction                                               Identification No.)
    of corporation)





One RentWay Place, Erie, Pennsylvania                         16505
-------------------------------------------------------------------------------
(Address of principal executive offices)                    Zip Code



Registrant's telephone number, including area code:         (814) 455-5378
                                                      -------------------------

        Rent-Way to File 10-K for Fiscal 2000; Conference Call Scheduled;
                           Release to Contain Key Data

ERIE, Pa., June 25 /PRNewswire/ -- Rent-Way Inc. (NYSE: RWY - news) today announced that it will file its Form 10-K for the year ended September 30, 2000 by the end of this week. This filing will also include revisions to the company's financial statements for the years ended September 30, 1999 and September 30, 1998. In connection with the filing, the company will issue a press release after the close of trading on Wednesday afternoon, June 27. The release will include a summary of the financial information in the filings and other important items. Rent-Way will host a conference call to discuss the press release at 4:30 PM EDT on Wednesday, June 27th. The call will be available via web cast at www.videonewswire.com/rentway/062701/. Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,133 stores in 42 states.

Item 5.           Other Events



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        Rent-Way, Inc.
                              ----------------------------------
                                         (Registrant)





           July 2, 2001                             /s/John A. Lombardi
------------------------------------        ------------------------------------
                Date                                     (Signature)
                                                      John A. Lombardi
                                                     Vice President and
                                                  Chief Accounting Officer





           July 2, 2001                          /s/William A. McDonnell
------------------------------------        ------------------------------------
               Date                                      (Signature)
                                                   William A. McDonnell
                                                    Vice President and
                                                 Chief Financial Officer